UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  January 8, 2007
                                                   ---------------

                               AMREP CORPORATION
                               -----------------
               (Exact Name of Registrant as Specified in Charter)

Oklahoma                          1-4702                  59-0936128
--------------------------------------------------------------------------------
(State or Other Jurisdiction      (Commission File        (IRS Employer
of Incorporation)                 Number)                 Identification Number)

300 Alexander Park, Suite 204, Princeton, New Jersey               08540
--------------------------------------------------------------------------------
         (Address of Principal Executive Offices)                  (Zip Code)

Registrant's telephone number, including area code:  (609) 716-8200
                                                    ----------------------------

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

     As reported in Item 2.03 of this Current Report, on January 8, 2007 the Registrant's AMREP Southwest Inc. subsidiary entered into a Loan Agreement with and delivered its related Promissory Note (Term Note) to Compass Bank. A copy of the Loan Agreement is included as Exhibit 10.1 and a copy of the Promissory Note is included as Exhibit 10.3 to this Current Report, and such Exhibits as well as their description included in Item 2.03 of this Current Report are incorporated into this Item 1.01 by reference.

Item 1.02.  Termination of a Material Definitive Agreement.

     As reported in Item 2.03 of this Current Report, on January 8, 2007, the Registrant's AMREP Southwest Inc. subsidiary entered into a Loan Agreement with Compass Bank replacing the Loan Agreement dated September 18, 2006 between AMREP Southwest Inc. and Compass Bank. The former Loan Agreement was described in the Registrant's Current Report on Form 8-K filed September 21, 2006 and such description is incorporated into this Item 1.02 by reference. The new Loan Agreement adds a term loan facility to the revolving credit facility provided by the former Loan Agreement.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of a Registrant.

     On January 8, 2007, the Registrant's AMREP Southwest Inc. subsidiary (the "Borrower") entered into a Loan Agreement (the "2007 Loan Agreement") with and delivered its related Promissory Note (Term Note) to Compass Bank. The 2007 Loan Agreement replaces the Loan Agreement dated September 18, 2006 (the "2006 Loan Agreement") between the Borrower and Compass Bank that was reported in the Registrant's Current Report on Form 8-K filed September 21, 2006. The Borrower's Promissory Note (Revolving Line of Credit) that was issued pursuant to the 2006 Loan Agreement remains outstanding and will now be governed by the 2007 Loan Agreement. (The 2007 Loan Agreement and two Promissory Notes are referred to, collectively, as the "Credit Facility".)

     Under the revolving credit included in the Credit Facility, the Borrower may borrow up to $25 million for working capital and general corporate purposes on a revolving basis, subject to a borrowing base limitation based upon a percentage of the book value of certain of the Borrower's real estate holdings. At the date of this Current Report the borrowing base limitation was fully satisfied and the entire revolving credit was available to the Borrower. The revolving credit will mature September 17, 2008 and is unsecured. Up to $5 million of the revolving credit is available to the Borrower for letters of credit. Letters of credit bear a fee at the annual rate of 0.95% of face amount, and revolving borrowings bear annual interest at the Borrower's option at (i) a fluctuating rate per annum of 1.00% below the Wall Street Journal prime rate as in effect from time to time, or (ii) LIBOR for a borrowing period selected by Borrower of one, two or three months, adjusted for regulatory reserve requirements, plus 1.65% if the outstanding principal balance of the Note is less than $10 million or 1.50% if the outstanding principal balance is $10 million or above. An additional fee of 0.25% per annum on the unused portion of the revolving credit is also payable for any quarter during which outstanding borrowings and letters of credit average less than $10 million. At the date of this report outstanding borrowings and letters of credit under the revolving credit amounted to $8,000,000.

     Under the term loan included in the Credit Facility, on January 10, 2007 the Borrower borrowed $14,180,455 and will use those proceeds to make loans or distributions to the Registrant. The term loan will mature December 15, 2008. It is secured by the collateral assignment of certain of the Borrower's notes receivable from its real estate sales. The Credit Facility requires that collections of these receivables and the amounts of these receivables that have experienced payment defaults be applied to repay the principal of the term loan. The term loan bears interest fluctuating from month to month at the 30-day LIBOR rate adjusted for regulatory reserve requirements plus 1.75%

     The Credit Facility contains a number of restrictive covenants including one requiring the Borrower to maintain a minimum tangible net worth.

     Under the Credit Facility it is an event of default if the Borrower fails to make the payments required of it or otherwise to fulfill the covenants applicable to it. In the case of events of default that are unremedied within allowable grace periods, the lender may terminate its revolving credit commitment and require immediate repayment of all outstanding borrowings.

     A copy of the 2007 Loan Agreement is included as Exhibit 10.1 and a copy of the related Promissory Note (Term Note) is included as Exhibit 10.3 to this Current Report and a copy of the related Promissory Note (Revolving Line of Credit) is included as Exhibit 10.2 to the Registrant's Current Report on Form 8-K filed September 21, 2006. Such Exhibits are incorporated into this Item 2.03 by reference and any description of the Credit Facility in this Item 2.03 is qualified by such reference.

Item 9.01.  Financial Statements and Exhibits.

     (d) Exhibits.

     Exhibit 10.1. Loan Agreement dated January 8, 2007 between AMREP Southwest Inc. and Compass Bank.

     Exhibit 10.2. $25,000,000 Promissory Note (Revolving Line of Credit) dated September 18, 2006 of AMREP Southwest Inc. payable to the order of Compass Bank. (Incorporated by reference to Exhibit
                    10.2 to the Registrant's Current Report on Form 8-K filed September 21, 2006)

     Exhibit 10.3. $14,180,455 Promissory Note (Term Note) dated January 8, 2007 of AMREP Southwest Inc. payable to the order of Compass Bank.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           AMREP CORPORATION
                                           (Registrant)

                                           By: /s/ Peter M. Pizza
                                               ------------------------
                                               Peter M. Pizza Vice President and
                                               Chief Financial Officer
Date: January 12, 2007

                                  EXHIBIT INDEX

Exhibit No.                          Description
----------                           -----------

10.1           Loan Agreement dated January 8, 2007 between AMREP Southwest Inc.
               and Compass Bank.

10.2 $25,000,000 Promissory Note (Revolving Line of Credit) dated September 18, 2006 of AMREP Southwest Inc. payable to the order of Compass Bank. (Incorporated by reference to Exhibit 10.2 to the Registrant's Current Report on Form 8-K filed September 21,
               2006)

10.3 $14,180,455 Promissory Note (Term Note) dated January 8, 2007 of AMREP Southwest Inc. payable to the order of Compass Bank.